SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF EACH OF THE LISTED FUNDS:

                              ---------------------

                       DWS California Tax-Free Income Fund
                        DWS New York Tax-Free Income Fund
                     Tax-Exempt California Money Market Fund
                             NY Tax Free Money Fund


The following supplements "The Main Risks of Investing in the Fund" section of each fund's prospectus:

For information concerning important tax consequences of an investment in the fund, please see "Understanding Distributions and Taxes."

The following supplements the "Understanding Distributions and Taxes" section of each fund's prospectus: The U.S. Supreme Court has agreed to hear an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds. If the U.S. Supreme Court affirms this holding, each state will likely revisit the way in which it treats the interest on municipal bonds, and, depending on how each state decides, this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends and possibly affect the value of the bonds. The U.S. Supreme Court likely will hold oral arguments on this case in the fall of 2007 and issue a decision sometime thereafter. You should consult your tax advisor to discuss the tax consequences of your investment in the fund.



               Please Retain This Supplement for Future Reference






                                                                     [Logo]DWS
                                                                       SCUDDER
06/21/07                                                   Deutsche Bank Group

Supplement to the currently effective Statements of Additional Information of each of the listed funds/portfolios:

DWS California Tax-Free Income Fund
DWS New York Tax-Free Income Fund
NY Tax Free Money Fund
Tax-Exempt California Money Market Fund


The following information supplements the "Taxes" or "Federal Income Taxes" section of each Fund's Statements of Additional Information:

The U.S. Supreme Court has agreed to hear an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds. If the U.S. Supreme Court affirms this holding, each state will likely revisit the way in which it treats the interest on municipal bonds, and, depending on how each state decides, this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends and possibly affect the value of the bonds. The U.S. Supreme Court likely will hold oral arguments on this case in the fall of 2007 and issue a decision sometime thereafter. You should consult your tax advisor to discuss the tax consequences of your investment in the fund.




               Please Retain This Supplement for Future Reference




June 21, 2007







                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group